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                                                                    Exhibit 10.3

                          GUARANTY AND PLEDGE AGREEMENT


        GUARANTY AND PLEDGE AGREEMENT (this "AGREEMENT"), dated as of August 6, 2004, among Aquatic Cellulose International Corp., a Nevada corporation (the "COMPANY"), Sheridan B. Westgarde (the "PLEDGOR"), AJW Partners, LLC, a limited liability company ("AJW"), AJW Offshore, Ltd., a limited liability company ("OFFSHORE"), and AJW Qualified Partners, LLC, a limited liability company ("QUALIFIED"), New Millennium Capital Partners II, LLC ("NEW MILLENNIUM" and, together with AJW, Offshore and Qualified, the "PLEDGEES").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, the Company and the Pledgees are parties to that certain Securities Purchase Agreement, of even date herewith (the "PURCHASE AGREEMENT"), pursuant to which the Company (i) has issued (a) 10% secured convertible debentures in the aggregate principal amount of $250,000 and (b) stock purchase warrants to purchase an aggregate of 250,000 shares of the Company's common stock, $.001 par value per share (the "COMMON STOCK"); and

        WHEREAS, as a material inducement to the Pledgees to enter into the Purchase Agreement, the Pledgees have required and the Pledgor has agreed (i) to unconditionally guarantee the timely and full satisfaction of all obligations of the Company, whether matured or unmatured, now or hereafter existing or created and becoming due and payable (the "OBLIGATIONS") to the Pledgees, their successors, endorsees, transferees or assigns under the Transaction Documents (as defined in the Purchase Agreement) to the extent of the Collateral (as defined in Section 5 hereof), and (ii) to grant to the Pledgees, their successors, endorsees, transferees or assigns a security interest in the number of shares of Common Stock currently owned by the Pledgor as set forth below the Pledgor's signature on the signature page hereto (collectively, the "SHARES"), as collateral security for Obligations. Terms used and not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

        NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, the parties hereby agree as follows:

        1. GUARANTY. To the extent of the Collateral, the Pledgor hereby absolutely, unconditionally and irrevocably guarantees to the Pledgees, their successors, endorsees, transferees and assigns the due and punctual performance and payment of the Obligations owing to the Pledgees, their successors, endorsees, transferees or assigns when due, all at the time and place and in the amount and manner prescribed in, and otherwise in accordance with, the Transaction Documents, regardless of any defense or set-off counterclaim which the Company or any other person may have or assert, and regardless of whether or not the Pledgees or anyone on behalf of the Pledgees shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against the Company or any other person to compel any such performance or observance or to collect all or part of any such amount, either pursuant to the provisions of the Transaction Documents or at law or in equity, and regardless of


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any other condition or contingency. The Pledgor shall have no obligation whatsoever to the Pledgees beyond the Collateral pledged for the Obligations set forth herein.

        2. WAIVER OF DEMAND. The Pledgor hereby unconditionally: (i) waives any requirement that the Pledgees, in the event of a breach in any material respect by the Company of any of its representations or warranties in the Transaction Documents, first make demand upon, or seek to enforce remedies against, the Company or any other person before demanding payment of enforcement hereunder; (ii) covenants that this Agreement will not be discharged except by complete performance of all the Obligations to the extent of the Collateral;
(iii) agrees that this Agreement shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by, any invalidity, irregularity or unenforceability in whole or in part of the Transaction Documents or any limitation on the liability of the Company thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; and (iv) waives diligence, presentment and protest with respect to, and notice of default in the performance or payment of any Obligation by the Company under or in connection with the Transaction Documents.

        3. RELEASE. The obligations, covenants, agreements and duties of the Pledgor hereunder shall not be released, affected or impaired by any assignment or transfer, in whole or in part, of the Transaction Documents or any Obligation, although made without notice to or the consent of the Pledgor, or any waiver by the Pledgees, or by any other person, of the performance or observance by the Company or the Pledgor of any of the agreements, covenants, terms or conditions contained in the Transaction Documents, or any indulgence in or the extension of the time or renewal thereof, or the modification or amendment (whether material or otherwise), or the voluntary or involuntary liquidation, sale or other disposition of all or any portion of the stock or assets of the Company or the Pledgor, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting the Company or the Pledgor or any assets of the Company or the Pledgor, or the release of any proper from any security for any Obligation, or the impairment of any such property or security, or the release or discharge of the Company or the Pledgor from the performance or observance of any agreement, covenant, term or condition contained in or arising out of the Transaction Documents by operation of law, or the merger or consolidation of the Company, or any other cause, whether similar or dissimilar to the foregoing.

        4.      SUBROGATION.

                (a) Unless and until complete performance of all the Obligations to the extent of the Collateral, the Pledgor shall not be entitled to exercise any right of subrogation to any of the rights of the Pledgees against the Company or any collateral security or guaranty held by the Pledgees for the payment or performance of the Obligations, nor shall the Pledgor seek any reimbursement from the Company in respect of payments made by the Pledgor hereunder.

                (b) In the extent that the Pledgor shall become obligated to perform or pay any sums hereunder, or in the event that for any reason the Company is now or shall hereafter become indebted to the Pledgor, the amount of such sum shall at all times be subordinate as to lien, time of payment and in all other respects, to the amounts owing to the Pledgees under the Transaction Documents and the Pledgor shall not enforce or receive payment

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thereof until all Obligations due to the Pledgees under the Transaction have been performed or paid. Nothing herein contained is intended or shall be construed to give to the Pledgor any right of subrogation in or under the Transaction Documents, or any right to participate in any way therein, or in any right, title or interest in the assets of the Pledgees.

        5. SECURITY. As collateral security for the punctual payment and performance, when due, by the Company of all the Obligations, the Pledgor hereby pledges with, hypothecates, transfers and assigns to the Pledgees all of the Shares and all proceeds, shares and other securities received, receivable or otherwise distributed in respect of or in exchange for the Shares, including, without limitation, any shares and other securities into which such Shares may be convertible or exchangeable (collectively, the "ADDITIONAL COLLATERAL" and together with the Shares, the "COLLATERAL"). Simultaneously herewith, the Pledgor shall deliver to the Pledgees the certificate(s) representing the Shares, stamped with a bank medallion guarantee, along with a stock transfer power duly executed in blank by the Pledgor, to be held by the Pledgees as security. Any Collateral received by the Pledgor on or after the date hereof shall be immediately delivered to the Pledgees together with any executed stock powers or other transfer documents requested by the Pledgees, which request may be made at any time prior to the date when the Obligations shall have been paid and otherwise satisfied in full.

        6.      VOTING POWER, DIVIDENDS, ETC. AND OTHER AGREEMENTS.

                (a) Unless and until an Event of Default (as set forth in Section 7 hereof) has occurred, the Pledgor shall be entitled to:

                        (i) Exercise all voting and/or consensual powers pertaining to the Collateral, or any part thereof, for all purposes;

                        (ii) Receive and retain dividends paid with respect to the Collateral; and

                        (iii) Receive the benefits of any income tax deductions available to the Pledgor as a shareholder of the Company.

                (b) The Pledgor agrees that it will not sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of the Collateral.

                (c) The Pledgor and the Company jointly and severally agree to pay all costs including all reasonable attorneys' fees and disbursements incurred by the Pledgees in enforcing this Agreement in accordance with its terms.

        7.      DEFAULT AND REMEDIES.

                (a) For the purposes of this Agreement, "EVENT OF DEFAULT" shall mean:

                        (i) default in or under any of the Obligations after the expiration, without cure, of any applicable cure period;

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                        (ii)    a breach in any material respect by the Company
        of any of its representations or warranties in the Transaction Documents; or

                        (iii) a breach in any material respect by the Pledgor of any of its representations or warranties in this Agreement.

                (b) the Pledgees shall have the following rights upon any Event of Default:

                        (i) the rights and remedies provided by the Uniform Commercial Code as adopted by the State of New York (the "UCC") (as said law may at any time be amended);

                        (ii) the right to receive and retain all dividends, payments and other distributions of any kind upon any or all of the Collateral;

                        (iii) the right to cause any or all of the Collateral to be transferred to its own name or to the name of its designee and have such transfer recorded in any place or places deemed appropriate by the Pledgees; and

                        (iv) the right to sell, at a public or private sale, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the UCC (as such law may be amended from time to time). Upon any such sale the Pledgees shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. The Pledgees shall give the Pledgor not less than ten (10) days' written notice of its intention to make any such sale. Any such sale, shall be held at such time or times during ordinary business hours and at such place or places as the Pledgees may fix in the notice of such sale. The Pledgees may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by the Pledgees until the selling price is paid by the purchaser thereof, but the Pledgees shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. The Pledgees, however, instead of exercising the power of sale herein conferred upon them, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Pledgor having been given due notice of all such action. The Pledgees shall incur no liability as a result of a sale of the Collateral or any part thereof. All proceeds of any such sale, after deducting the reasonable expenses and reasonable attorneys' fees incurred in connection with such sale, shall be applied in reduction of the Obligations, and the remainder, if any, shall be paid to the Pledgor.

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        8.      APPLICATION OF PROCEEDS; RELEASE. The proceeds of any sale or enforcement of or against all or any part of the Collateral, and any other cash or collateral at the time held by the Pledgees hereunder, shall be applied by the Pledgees first to the payment of the reasonable costs of any such sale or enforcement, then to reimburse the Pledgees for any damages, costs or expenses incurred by the Pledgees as a result of an Event of Default, then to the payment of the principal amount or stated valued (as applicable) of, and interest or dividends (as applicable) and any other payments due in respect of, the Obligations. The remainder, if any, shall be paid to the Pledgor. As used in this Agreement, "PROCEEDS" shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of any issuer of securities included in the Collateral.

        9.      REPRESENTATIONS AND WARRANTIES.

                (a) The Pledgor hereby represents and warrants to the Pledgees that:

                        (i) the Pledgor has full power and authority and legal right to pledge the Collateral to the Pledgees pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms.

                        (ii) the execution, delivery and performance of this Agreement and other instruments contemplated herein will not violate any provision of any order or decree of any court or governmental instrumentality or of any mortgage, indenture, contract or other agreement to which the Pledgor is a party or by which the Pledgor and the Collateral may be bound, and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of the Pledgor's properties pursuant to the provisions of such mortgage, indenture, contract or other agreement.

                        (iii) the Pledgor is the sole record and beneficial owner of all of the Shares; and

                        (iv) the Pledgor owns the Collateral free and clear of all Liens.

                (b) The Company represents and warrants to the Pledgees that:

                        (i)     it has no knowledge that any of the
        representations or warranties of the Pledgor herein are incorrect or false in any material respect;

                        (ii) all of the Shares were validly issued, fully paid and non-assessable; and

                        (iii)   the Pledgor is the record holder of the Shares.

        10. NO WAIVER; NO ELECTION OF REMEDIES. No failure on the part of the Pledgees to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgees of any right,

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power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law. In addition, the exercise of any right or remedy of the Pledgees at law or equity or under this Agreement or any of the documents shall not be deemed to be an election of Pledgee's rights or remedies under such documents or at law or equity.

        11. TERMINATION. This Agreement shall terminate on the date on which all Obligations have been performed, satisfied, paid or discharged in full.

        12. FURTHER ASSURANCES. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement. The Pledgees acknowledge that they are aware that Pledgor shall have no obligations whatsoever to the Pledgees beyond the Collateral pledged for the Obligations set forth herein, and no request for further assurance may or shall increase such Obligations.

        13.     MISCELLANEOUS.

                (a) MODIFICATION. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof and specifically incorporates all prior oral and written agreements relating to the subject matter hereof. No portion or provision of this Agreement may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

                (b) NOTICE. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day (as defined in the Purchase Agreement), (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier services, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

      If to the Company:       Aquatic Cellulose International Corp.
                               2504 43rd Street
                               Suite 5
                               Vernon, British Columbia
                               Canada VIT 6L1
                               Attention:  President and Chief Executive Officer
                               Telephone:  250-558-4216
                               Facsimile:  250-558-3846

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      With copies to:           Naccarato & Associates
                                1960 Fairchild
                                Suite 260
                                Irvine, California  92612
                                Attention:  Owen Naccarato
                                Telephone:  949-851-9261
                                Facsimile:  949-851-9262

      If to the Pledgor:        Sheridan B. Westgarde
                                c/o Aquatic Cellulose International Corp.
                                2504 43rd Street
                                Suite 5
                                Vernon, British Columbia
                                Canada VIT 6L1
                                Telephone:  250-558-4216
                                Facsimile:  250-558-3846

      If to the Pledgees:       AJW Partners, LLC
                                AJW Offshore, Ltd.
                                AJW Qualified Partners, LLC
                                New Millennium Capital Partners II, LLC
                                1044 Northern Boulevard
                                Suite 302
                                Roslyn, New York  11576
                                Attention:  Corey S. Ribotsky
                                Facsimile No.:  516-739-7115

      With copies to:           Ballard Spahr Andrews & Ingersoll, LLP
                                1735 Market Street, 51st Fl.
                                Philadelphia, PA  19103
                                Attention:  Gerald J. Guarcini, Esquire
                                Facsimile No.:  215-864-8999

                (c) INVALIDITY. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

                (d) BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the parties hereto and their respective successors and assigns.

                (e) MUTUAL AGREEMENT. This Agreement embodies the arm's length negotiation and mutual agreement between the parties hereto and shall not be construed against either party as having been drafted by it.

                (f) NEW YORK LAW TO GOVERN. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York

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without regard to the principals of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the city of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.



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        IN WITNESS WHEREOF, the parties hereto have caused this Guaranty and
Pledge Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                AQUATIC CELLULOSE INTERNATIONAL CORP.


                                By: /s/ Sheridan Westgarde
                                    -------------------------------------
                                    Sheridan B. Westgarde
                                    President and Chief Executive Officer

                                PLEDGEES:

                                AJW PARTNERS, LLC
                                By:   SMS Group, LLC

                                      By:/s/ Corey S. Ribotsky
                                         -------------------------------------
                                         Corey S. Ribotsky
                                         Manager

                                AJW OFFSHORE, LTD.
                                By:   First Street Manager II, LLC


                                      By:/s/ Corey S. Ribotsky
                                         -------------------------------------
                                         Corey S. Ribotsky
                                         Manager

                                AJW QUALIFIED PARTNERS, LLC
                                By:   AJW Manager, LLC


                                      By:/s/ Corey S. Ribotsky
                                         -------------------------------------
                                         Corey S. Ribotsky
                                         Manager

                                NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                                By:   First Street Manager II, LLC


                                      By:/s/ Corey S. Ribotsky
                                         -------------------------------------
                                         Corey S. Ribotsky
                                         Manager


                     [Signatures Continue on Following Page]

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                             PLEDGOR:


                                 /s/ Sheridan Westgarde
                                 -------------------------------------
                                 Sheridan B. Westgarde

                                 Number of Shares subject to this pledge:
                                                                         -------


                                 Date such Shares were acquired:
                                                                 -----------




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